Exhibit 10.1

FIRST AMENDMENT TO LOAN AGREEMENT

This FIRST AMENDMENT TO LOAN AGREEMENT, dated as of April 28, 2025 (this “Amendment”), is entered into among AMICUS THERAPEUTICS, INC., a Delaware corporation, as the Borrower (on its own behalf and on behalf of each other Credit Party), the Lenders party hereto, and WILMINGTON TRUST, NATIONAL ASSOCIATION, as the Agent.

RECITALS

WHEREAS, reference is made to the Loan Agreement, dated as of October 2, 2023 (as amended, restated, amended and restated, supplemented, waived, or otherwise modified prior to the effectiveness of this Amendment, the “Loan Agreement”), by and among the Borrower, the Lenders party thereto, the Agent, and Blackstone Alternative Credit Advisors LP and Blackstone Life Sciences Advisors L.L.C., collectively, as the Blackstone Representative;

WHEREAS, the Borrower intends to enter into that certain License Agreement, to be dated on or around April 30, 2025 (in the same form and substance as provided to the Blackstone Representative prior to the Effective Date (as defined below), the “Specified License Agreement”), by and between Dimerix Bioscience Pty Ltd, as licensor, and the Borrower, as licensee, pursuant to which the Borrower will obtain an exclusive license to the Licensed Compound (as defined in the Specified License Agreement) (such foregoing-described transaction, the “First Amendment Acquisition”);

WHEREAS, the Acquisition Consideration for the First Amendment Acquisition is in excess of $100,000,000;

WHEREAS, the upfront payment contemplated by Section 8.1 of the Specified License Agreement shall be funded with cash on hand as reflected on the balance sheet of Borrower; and

WHEREAS, in connection with the First Amendment Acquisition, the Borrower has requested that the Agent and the Required Lenders agree to amend certain provisions of the Loan Agreement, as more specifically set forth herein and, subject to the satisfaction of the terms and conditions set forth herein, the Agent and the Lenders party hereto (which Lenders constitute the Required Lenders) have agreed to consent to such amendment.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, and for other valuable consideration (the receipt and sufficiency of which is acknowledged by all patties hereto), the parties hereto hereby agree as follows:

Section 1.        Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Loan Agreement has the meaning assigned to such term in the Loan Agreement. The rules of construction and other interpretive provisions specified in Section 1 (Accounting and Other Terms) of the Loan Agreement apply to this Amendment, mutatis mutandis.

Section 2.        Amendments.

(a)	Section 14.1 (Definitions) of the Loan Agreement is hereby amended as follows:

(i)	The following definitions are added to such Section 14.1 in the appropriate alphabetical order:

“First Amendment” means that certain First Amendment to Credit Agreement, dated as of April 28, 2025, by and among the Borrower, the Lenders party thereto, and the Agent.

“First Amendment Acquisition” has the meaning set forth in the First Amendment.

“Permitted Acquisition Aggregate Consideration Limit” has the meaning set forth in the definition of “Permitted Acquisition”.

“Specified License Agreement” has the meaning set forth in the First Amendment.

(ii)	Clause (h) of the definition of “Permitted Acquisition” is amended and restated in its entirety as follows:

(h)       the total Acquisition Consideration paid for all Permitted Acquisitions shall not exceed $100,000,000 in the aggregate (such limit, the “Permitted Acquisition Aggregate Consideration Limit”); provided, that (i) any Acquisition Consideration which is (A) paid in the form of Qualified Equity Interests in Borrower, or (B) funded with the proceeds of Qualified Equity Interests in Borrower, in each case of the foregoing subclauses (A) and (B), issued after the date hereof (collectively, “Equity Funded Consideration”), and (ii) any Acquisition Consideration with respect to an Acquisition which has been approved by the Blackstone Representative, in each case of the foregoing subclauses (i) and (ii), shall not be subject to the Permitted Acquisition Aggregate Consideration Limit; provided, further that, (x) for the avoidance of doubt the First Amendment Acquisition shall constitute a “Permitted Acquisition”, (y) if the First Amendment Acquisition is consummated, the Permitted Acquisition Aggregate Consideration Limit shall be reduced to $70,000,000, and (z) (1) the upfront payment contemplated by Section 8.1 of the Specified License Agreement shall be funded with cash on hand as reflected on the balance sheet of Borrower and (2) any subsequent payments in respect of the First Amendment Acquisition (including, without limitation, any Regulatory Milestone Payments, any Sales Milestone Payments, and any Royalty Payments (each, as defined in the Specified License Agreement)) shall not be funded, directly or indirectly, with the proceeds of any additional Indebtedness provided or arranged by a Blackstone Entity (it being understood that this shall not prohibit the use of Permitted Indebtedness that is not provided or arranged by a Blackstone Entity).

(iii)	Clause (e) of definition of “Permitted Investments” is amended and restated in its entirety as follows:

(e)       Investments which are Permitted Acquisitions;

(b) Section 6.3(b) (Mergers, Acquisitions, Liquidations or Dissolutions) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(b)       make, or permit any of its Subsidiaries to make, Acquisitions, other than Permitted Investments.

Section 3.        Conditions to Effectiveness. This Amendment shall become effective on the date and time (such date and time, the “Effective Date”) on which the Agent shall have received executed counterparts of this Amendment from the Agent, the Borrower and Lenders constituting the Required Lenders.

Section 4.        Effect of this Amendment; Reaffirmation. Except as expressly set forth herein, this Amendment shall not, by implication or otherwise, limit, impair, prejudice, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under, the Loan Agreement or under any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or any other provision of the Loan Agreement or of any other Loan Document, all of which are hereby ratified and affirmed by the Borrower (on its own behalf and on behalf of each other Credit Party) in all respects and shall continue in full force and effect. On and as of the Effective Date, (i) this Amendment shall be a Loan Document and (ii) each reference in the Loan Agreement to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference in any other Loan Document to “the Loan Agreement”, “thereof”, “thereunder”, “therein” or “thereby” or any other similar reference to the Loan Agreement shall refer to the Loan Agreement as amended hereby.

Section 5.        CHOICE OF LAW, VENUE, AND JURY TRIAL WAIVER; COUNTERPARTS. The provisions of Section 10 (CHOICE OF LAW, VENUE, AND JURY TRIAL WAIVER) and Section 11.6 (Counterparts) of the Loan Agreement are incorporated herein by reference, mutatis mutandis.

Section 6.        Agent Direction. By its execution of this Amendment, each of the undersigned Lenders (which, collectively, constitute the Required Lenders) hereby authorizes and directs the Agent to execute and deliver this Amendment on the date hereof.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

AMICUS THERAPEUTICS, INC., as the Borrower

By:	/s/ Bradley Campbell_
Name: Bradley L. Campbell
Title: President and Chief Executive Officer

[Signature Page to First Amendment to Loan Agreement]

WILMINGTON TRUST, NATIONAL ASSOCATION, as the Agent

By:	/s/Annmarie Warren
Name: Annmarie Warren
Title: Assistant Vice President

[Signature Page to First Amendment to Loan Agreement]

BXLS YIELD – BRIEF L.P., as a Lender

By:	/s/ Robert Liptak
Name: Robert Liptak
Title: Authorized Signatory

[Signature Page to First Amendment to Loan Agreement]

Armstrong Sub LLC, as a Lender

By: Akron Top Sub LLC, its sole member

By: Akron Topco LP, its sole member

By: Blackstone Rated Senior Direct Lending Associates, LLC, its general partner

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

Anna Sub LLC, as a Lender

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

Bella Sub LLC, as a Lender

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

Cara Sub LLC, as a Lender

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

BXCI Blossom Credit Series Fund-C SPV LLC, as a Lender

By: Blackstone Credit Series Fund-C Associates LLC, as its manager

By: GSO Holdings I, L.L.C., as its managing member

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

[Signature Page to First Amendment to Loan Agreement]

BXCI Wedelia Credit Series Fund-C SPV LLC, as a Lender

By: Blackstone Credit Series Fund-C Associates LLC, as its manager

By: GSO Holdings I, L.L.C., as its managing member

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

[Signature Page to First Amendment to Loan Agreement]

Bach Sub LLC, as a Lender

By: Berlin Top Sub LLC, its sole member

By: Berlin Topco LP, its sole member

By: Blackstone Rated Senior Direct Lending Associates LLC, its general partner

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

Blackstone Credit Hibiscus Fund LP, as a Lender

By: Blackstone Credit Hibiscus Associates LLC, its general partner

By: GSO Holdings I LLC, its managing member

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

Blackstone Credit Orchid Fund II LP, as a Lender

By: GSO Orchid Associates LLC, its general partner

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

Blackstone Multi-Asset Credit Holdings LP, as a Lender

By: Blackstone Multi-Asset Credit Associates LLC, its general partner

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

[Signature Page to First Amendment to Loan Agreement]

BXC BXDR Sub-C LLC, as a Lender

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

[Signature Page to First Amendment to Loan Agreement]

Cook Sub LLC, as a Lender

By: Cambridge Top Sub LLC, its sole member

By: Cambridge Topco LP, its sole member

By: Blackstone Rated Senior Direct Lending Associates LLC, its general partner

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

Darwin Sub LLC, as a Lender

By: Doncaster Top Sub LLC, its sole member

By: Doncaster Topco LP, its sole member

By: Blackstone Rated Senior Direct Lending Associates LLC, its general partner

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

Eisenhower Sub LLC, as a Lender

By: Eastland Top Sub LLC, its sole member

By: Eastland Topco LP, its sole member

By: Blackstone Rated Senior Direct Lending Associates LLC, its general partner

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

[Signature Page to First Amendment to Loan Agreement]

Aloe Sub LLC, as a Lender

By: Aloe Top Sub LLC, its sole member

By: Aloe Topco LP, its sole member

By: BXC Azul Associates LLC, its general partner

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

Alpaca Sub LLC, as a Lender

By: Alpaca Top Sub LLC, its sole member

By: Alpaca Topco LP, its sole member

By: BXC Jade Associates LLC, its general partner

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

RLA Private Credit Number 1 Fund, as a Lender

Resolution Life Australasia Limited in its capacity as manager for Equity Trustees Limited as trustee for RLA Private Credit Number 1 Fund

By: Blackstone Alternative Credit Advisors LP, pursuant to the power of attorney now and hereafter granted to it as Sub-Manager

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

[Signature Page to First Amendment to Loan Agreement]